                                       EXHIBIT (10)(f)


                    NEW ENGLAND POWER COMPANY



                    Primary Service for Resale
                   --------------------------
                  AMENDMENT OF SERVICE AGREEMENT
                 -------------------------------


Dated:         November 16, 1994

Parties:       NEW ENGLAND POWER COMPANY
                   a Massachusetts corporation (the "Company")

                   25 Research Drive
                   Westboro, Massachusetts  01582

                        and

               THE NARRAGANSETT ELECTRIC COMPANY
                   a Rhode Island corporation (the "Customer")

                   280 Melrose St.
                   Providence, Rhode Island 02901


               The undersigned hereby agree to the following amendment of the Service Agreement between them for Primary Service dated February 15, 1974, such amendment to become effective upon acceptance by the Federal Energy Regulatory
Commission:

               In Appendix A forming part of said Service
               Agreement, "Thirty-second Revised Page No. 4", copy of which is attached to this agreement, supersedes and is substituted for "Thirty-first Revised Page No. 4".

                                                  Tariff Number 1
                                                      Schedule IV
                                  Thirty-Third Revised Page No. 4
                      Superseding Thirty-First Revised Page No. 4
                                                   (Narragansett)




                                                       APPENDIX A


10.  Integrated Generating, Transmission    One-twelfth of the annual
     and Facilities Credits Payable by fixed charges for the
     Company:                          Generating
                                       facilities     $1,682,017



     (Schedule III-B - Paragraph B.4.b)     One-twelfth of the annual
                                            fixed charges for the
                                            Transmission
                                       facilities    $1,987,399


11.  Primary Service for Resale:


        Delivery               Metering
        Pressure               Pressure
Delivery     KV     Metering      KV     Metering      Delivery
 Points (Nominal)    Points    (Nominal) Adjustments   Adjustment
- --------  --------- --------   --------- -----------   ----------



         See detail on Original Page No. 4A, Schedule IV


12.     Minimum Demand KW:     None

13.   Minimum Term: None

14.   Transmission Service for Partial Requirements Customers:

       Transmission       KV      Subtransmission    KV
      Delivery Points  (Nominal)  Delivery Point(s)    (Nominal)
      ---------------  ---------  -----------------    ---------

                       Not Applicable
                       --------------

15. Service for Resale to Interruptible Customers - Schedule III-C Contract - as provided under Appendix B

                    CERTIFICATE OF CONCURRENCE
                    --------------------------

      This is to certify that THE NARRAGANSETT ELECTRIC COMPANY assents to the filing of and concurs in the amendment described below, which NEW ENGLAND POWER COMPANY has filed, insofar as it is one of the parties providing electric service thereunder, and hereby files this certificate of concurrence in lieu of the filing of the amendment specified:

      Amendment to Service Agreement for the Primary Service for
      Resale with New England Power Company dated February 15,
      1974 (The Narragansett Electric Company, FERC Electric
      Tariff, Original Volume Number 1).

                                THE NARRAGANSETT ELECTRIC
COMPANY

                                    s\ Robert L. McCabe
                                By
______________________________
                                             President

Dated: November 16, 1994